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                                                                    Exhibit 99.1


                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                         TO THE HOLDERS OF:                      97-CHR-1
BANK OF                        The Bank of New York, as Trustee under the
  NEW                          Corporate Bonds Backed Certs.
  YORK
                            CUSIP NUMBER: 219-87H-AG0

in accordance with the Standard Terms and Conditions of Trust, The Bank of New
York, as trustee submits the following cash basis statement for the period ending: February 01,2001
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
INTEREST ACCOUNT
Balance as of August 01,2000                                                                                           $0.00
      Schedule Income received on securities......................................................             $1,862,500.00
      Unscheduled Income received on securities...................................................                     $0.00
      Schedule Interest received from Swap Counterparty...........................................                     $0.00
      Unscheduled Interest received from Swap Counterparty........................................                     $0.00
      Interest Received on sale of Securties......................................................                     $0.00
LESS:
      Distribution to Beneficial Holders.........................................      $1,285,057.00
      Distribution to Swap Counterparty..........................................              $0.00
      Trustee Fees...............................................................          $2,250.00
      Fees allocated for third party expenses....................................              $0.00
Balance as of February 01,2001                                                              Subtotal             $575,193.00


PRINCIPAL ACCOUNT
Balance as of August 01,2000                                                                                           $0.00
      Scheduled Principal payment received on securities............................................                   $0.00
      Principal received on sale of securities......................................................                   $0.00
LESS:
      Distribution to Beneficial Holders.........................................       $ 575,193.00
      Distribution to Swap Counterparty..........................................              $0.00
Balance as of February 01,2001                                                              Subtotal             $575,193.00
                                                                                             Balance                   $0.00
                       UNDERLYING SECURITIES HELD AS OF: February 01,2001

Principal
Amount                                Title of Security
------                                -----------------
50,000,000                         CHRYSLER CORP DEBENTURE
                                   CUSIP# : 171-196-AS7
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